                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05407

                             Trust for Credit Unions
               (Exact name of registrant as specified in charter)

                               4400 Computer Drive
                              Westborough, MA 01581
               (Address of principal executive offices) (Zip code)

                                                             Copies to:
             Jay Johnson                               Mary Jo. Reilly, Esq.
  Callahan Financial Services, Inc.                  Drinker Biddle & Reath LLP
1001 Connecticut Avenue NW, Suite 1001              One Logan Square, Suite 2000
         Washington, DC 20036                          Philadelphia, PA 19103
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 342-5828

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Unitholders is attached herewith.

                                  (TRUST LOGO)
                                FOR Credit Unions

                             Money Market Portfolio
                    Ultra-Short Duration Government Portfolio
                            Short Duration Portfolio

                                  ANNUAL REPORT
                                 AUGUST 31, 2010

     The reports concerning the Trust for Credit Unions ("TCU" or the "Trust") Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's pre-dictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

     TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling I-800-SEC-0330.

AN INVESTMENT IN A TCU PORTFOLIO IS NOT A CREDIT UNION DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION, OR ANY OTHER GOVERNMENT AGENCY.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios' net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios' units. The Portfolios' investments in mortgage-backed securities are subject to prepay-ment risks. These risks may result in greater share price volatility.

     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     THIS MATERIAL IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD CONSIDER A PORTFOLIO'S OBJECTIVES, RISKS, AND CHARGES AND EXPENSES, AND READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS.

     Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

          This report is for the information of the unitholders of the Trust. Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust's current Prospectus.

Dear Credit Union Unitholders,

     As the economy slowly recovers from the Great Recession, credit union fundamentals are solid and trending up. Asset quality has improved for two consecutive quarters, expenses are being well-managed, earnings have risen and capital is growing. Growing loans is the top challenge for many credit unions as members are reluctant to borrow even at historically low interest rates.

     Share growth continues to be strong with over $42 billion in new member deposits added to the industry's balance sheet over the past year. As a result, credit unions have ample liquidity with over $300 billion in investable funds as of June 2010. With the Federal Reserve maintaining the federal funds rate in a range of 0 to 0.25 percent for the foreseeable future, optimizing balance sheet performance is critical.

     The Trust for Credit Unions ("TCU") family of mutual funds is designed so that investors can create a customized portfolio with a duration profile that meets their balance sheet objectives. The three TCU Portfolios complement each other with different objectives and duration targets. By blending the Portfolios, credit unions are able to tailor the investment mix to meet their needs. The Yield Optimizer application on www.TrustCU.com can assist in modeling these options.

     The effect of the Federal Reserve's interest rate position can be seen in the TCU Money Market Portfolio. The standardized 7-day current and effective yields, with fee waivers, on the Money Market Portfolio declined from 0.26% on August 31, 2009 to 0.08% on August 31, 2010.

     The Ultra-Short Duration Government and Short Duration Portfolios have provided exceptional value in a historically low rate environment. The cumulative total return was 1.11% for the Ultra-Short Duration Government Portfolio and 3.86% for the Short Duration Portfolio for the 12-month period ended August 31, 2010.

     Given the changes taking place across the financial services system, the need and opportunity for a credit union-focused investment solution has never been greater. TCU remains committed to providing credit unions with professionally managed mutual fund options that deliver:

     -- TRANSPARENCY & DIVERSITY, including monthly postings of portfolio holdings and daily net asset value calculations.

     -- INDEPENDENT GOVERNANCE AND OVERSIGHT with a Board of Trustees comprised of individuals from both within and outside the credit union system.

     -- INVESTMENT EXPERTISE that builds on TCU's over 20-year partnership with Goldman Sachs Asset Management, L.P.

     TCU's 20-year track record of delivering investment solutions solely for credit unions has enabled us to earn the 'trust' of credit unions across the country. We continue to look to provide additional value through outreach such as our daily market commentary and complimentary "Fixed Income University" webinar series led by Goldman Sachs Asset Management, L.P. Our goal is to provide credit unions with additional insight on the investment market while gaining a better understanding of their investment needs.

     Please visit TCU's website, www.TrustCU.com, for the most current information on the TCU Portfolios. We appreciate your investment in TCU.

Sincerely,


/s/ Charles W. Filson
Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions
October 5, 2010

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TRUST FOR CREDIT UNIONS

ECONOMIC AND MARKET REVIEW

The twelve-month period ended August 31, 2010 (the "Reporting Period") was one wherein financial regulation reform by the Securities and Exchange Commission
(SEC), the Federal Reserve Board (the Fed) remaining on hold, and mixed economic indicators had great effect on the money markets. Yields in the money markets remained at low levels throughout the Reporting Period.

At the beginning of the Reporting Period, U.S. industrial production was weak as was the U.S. labor market, with the unemployment rate at a 27-year high of 10%. Although existing home sales were higher than expected, some observers seemed to believe it only reflected a rush to buy before the housing tax credit expired. Such data collectively suggested that the pace of economic recovery was tepid. On the other hand, the U.S. Philadelphia Fed's manufacturing index beat consensus estimates.

Toward the end of 2009, economic data was mostly positive but continued to be mixed on an overall basis amongst light trading activity characteristic of the year-end and pre-holiday period. U.S. non-farm payrolls were better than expected. Also, the U.S. trade balance improved as the trade deficit narrowed further than consensus expectations. Continued signs of improvement in the U.S. prompted the Fed to indicate that interest rates would remain exceptionally low for an extended period and also reaffirmed the scheduled expiration of a number of special credit and liquidity facilities in 2010. Still, the unemployment rate continued to hover around 10%, and initial jobless claims saw an unanticipated increase, rising by 7,000 to 480,000 compared to market forecasts of a decrease of 9,000.

The first quarter of 2010 was similarly characterized by relatively mixed economic data but also by generally improving investor sentiment. As the quarter began in January, sentiment was generally negative, as investors questioned the robustness of the economic recovery. There were also concerns about the potential impact of withdrawal of government stimulus programs and the eventual tightening of monetary policy. The labor market was still soft, and there were various signs that earlier improvements seen in the employment data were more the result of reduced layoffs than increased hires. All of these factors, combined with President Obama's proposal of the Financial Crisis Responsibility Fee and other initiatives designed to limit the size and trading activities of financial institutions in order to minimize risk taking, sparked a sell-off across risky assets early in the quarter. By the end of March, more encouraging data had been posted. Retail sales, manufacturing orders and personal income and spending figures all pointed to a positive turnaround in the U.S. economy. U.S. durable goods figures indicated a healthy rebound in the manufacturing sector and in world trade, while the latest income and spending figures suggested that households might be playing a larger part in the economy's recovery. The labor market, however, remained weak, although job losses seemed to be stabilizing. The Fed's policy statement in March indicated that it intended to maintain the "low for long" theme.

The second quarter of the year saw yields on sovereign bonds in several core countries hit lows that had not been seen in some time. Such a rally in government-backed fixed income securities, especially U.S. Treasuries, was primarily due to fears surrounding the debt sustainability of European peripheries, the possible impact of U.S. financial regulation reform on banks' profitability and balance sheets, signs of heat running out of the Chinese economy, and a slowdown in the recovery of global economic growth. Europe's fiscal problems came to a head in May, forcing policymakers to announce a EUR750 billion backstop for the sovereign debt of Eurozone peripheral countries. The European Central Bank, in turn, began directly purchasing government bonds. U.S. Treasuries rallied strongly, with interest rates moving lower across the yield curve, or spectrum of maturities. As Treasury yields fell, the gap in yields between Treasury securities and the relatively steady short-term interest rate narrowed. This narrowing, in turn, contributed to the flattening of the taxable money market yield curve, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end decreased.

Another factor that caused the taxable money market yield curve to flatten was the SEC Rule 2a-7 amendments that became effective May 5, 2010, with required compliance dates staggered throughout 2010. The rule changes adopted by the SEC were designed to strengthen the regulatory requirements governing money market funds and better protect investors. They were also intended to increase the resilience of money market funds to economic stresses. The regulations include revisions designed to increase credit quality, improve liquidity, shorten maturity limits and modify reporting requirements of money market funds.

In July, economic data reinforced doubts about the global recovery. Although the figures did not point to a double-dip recession, declines in key indicators suggested growth momentum may have peaked in the world's largest economies. The surprising exception to the month's disappointing economic performance was the Eurozone. Stronger manufacturing and consumer confidence surveys from the region's core member states finally overshadowed concerns about the debt problems at its peripheries. However, during August, manufacturing surveys from the U.S., Europe, U.K. and China suggested manufacturing activity was expanding much more slowly than earlier in 2010. With the recovery still so fragile, central banks in the U.S., U.K., Eurozone and Japan showed no inclination to hike interest rates, and warnings of economic uncertainty and deflationary risks from the Fed led to speculation about additional quantitative easing. (Quantitative easing is defined as a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Central banks tend to use quantitative easing when interest rates have already been lowered to near 0% levels and have failed to produce the desired effect.)

The combination of all of these factors drove down yields in both the taxable and tax-exempt money markets. These factors also led both the taxable and tax-exempt money market yield curves, or spectrums of maturities, to flatten over the Reporting Period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TRUST FOR CREDIT UNIONS

LOOKING AHEAD

We expect the Fed to maintain its near-zero targeted federal funds rate for the remainder of 2010. Although we believe the U.S. economic recovery will continue, we have reduced our 2010 U.S. GDP forecast from 3.3% to 3%, which is somewhat below the consensus forecast of 3.3%. In 2011, we expect growth to slow to 2.5%, also somewhat below consensus. We reduced our forecast because of concerns about falling consumer and business confidence and lower expectations about the growth potential of the record amounts of cash on corporate balance sheets.

Inventories and fiscal stimulus have provided much of the support for economic growth, and, in our view, both are nearing the point where their positive growth impact will begin to fade. For example, residential investment likely made a significant contribution to second calendar quarter growth due to a bounce in housing market activity ahead of the expiration of homebuyer tax credits. With the expiration of those credits at the end of April 2010, mortgage applications fell to a 13-year low despite low mortgage rates, and new home sales in May plunged more than 30% from April's level, hitting a record low of 300,000.

We believe U.S. government bond rates are likely to rise from their current low levels. In our view, current rates reflect overly pessimistic views on the U.S. economy and the European fiscal situation. We expect Europe to stabilize over the longer term, and we do not expect a double-dip recession in the U.S. As a result, we think the risk has tilted toward higher rates on any improvement in the economic data or the situation in Europe.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The objective of the TCU Money Market Portfolio ("MMP" or the "Portfolio") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Portfolio's performance and positioning for the Reporting Period.

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-month period that ended August 31, 2010, the MMP had a one-year simple average yield of 0.11%. This compared to the 0.08% simple average yield for the iMoneyNet First Tier - Institutional Only Average for the same period.

As of August 31, 2010, the Portfolio had standardized 7-day current and effective yields, with fee waivers, of 0.08%. As of that date, the Portfolio's standardized 7-day current and effective yields, without fee waivers, would have been -0.23%. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

THE YIELDS REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED ABOVE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. THE YIELD QUOTATIONS MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE PORTFOLIO. UNLESS OTHERWISE NOTED, PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THEIR ABSENCE, PERFORMANCE WOULD BE REDUCED.

Q. HOW DID YOU MANAGE THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio's yield moved lower over the course of the Reporting Period due primarily to the factors discussed in the Economic and Market Review. In addition, as the money markets experienced a flattening of the yield curve, the Portfolio generally saw outflows of assets, as investors sought higher yields elsewhere.

As concerns about the debt in peripheral Europe caused volatility in the financial markets, which kept short-term Treasury rates low, we sought to take advantage of the higher rates available in the LIBOR curve. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

We continued to invest in the highest-quality securities. All of the Portfolio's holdings were rated A-1 or better by Standard and Poor's Ratings Services, signifying that the issuers have the financial stability and cash reserves necessary to fulfill their debt obligations.

Q. HOW WAS THE PORTFOLIO INVESTED?

The Portfolio had investments in Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposits during the Reporting Period.

It is important to note that, while one of the goals of the SEC's recently adopted money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices. The Portfolio maintained an approach to investing that prioritized the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. As such, the spirit of the SEC's changes aligns well with our conservative approach to money market investing.

Q. DID YOU MAKE ANY CHANGES TO THE PORTFOLIO DURING THE REPORTING PERIOD?

As a result of the European debt crisis, mixed economic data, and broad market volatility, we shifted our strategy a number of times over the course of the Reporting Period. Our targets for the weighted average maturity of the Portfolio varied widely and were dependent on market conditions at a given time, our near-term forecast, and how the Fed's monetary policy might be affected. During times of volatility, we managed the Portfolio's weighted average maturity towards the shorter range and sought to extend duration when we thought we could obtain value by buying securities with maturities around one year. Near the end of calendar quarter, when supply and demand pressures made it advantageous to be fully invested, we tended to manage toward the longer end of the weighted average maturity range.

Q. WHAT IS THE PORTFOLIO'S TACTICAL VIEW AND STRATEGY FOR THE MONTHS AHEAD?

We expect the Federal Funds Rate to remain low for an extended period. Based on this forecast, we plan to continue managing the Portfolio toward the longer end of our maturity target ranges. We believe that, because of broad market volatility, there are opportunities to find value on the longer end of the money market yield curve.

We continue to seek preservation of capital and daily liquidity and, within those two constraints, to maximize the yield potential. In addition, we will manage interest and credit risk daily. We will also continue to use our actively managed approach to provide the best possible return within the framework of the Portfolio's investment guidelines and objectives. Additionally, we will closely monitor economic data, Fed policy, and any shifts in the money market yield curve as we strive to navigate the interest rate environment.

PORTFOLIO COMPOSITION
TCU MONEY MARKET PORTFOLIO (UNAUDITED)

AUGUST 31, 2010*

                                  (PIE CHART)

U.S. Treasury Obligations             0.0%
CDs                                   1.7%
Repurchase Agreements                51.6%
U.S. Government Agency               42.5%
U.S. Government-Backed Obligations    4.1%

AUGUST 31, 2009*

                                  (PIE CHART)

CDs                                   1.1%
Repurchase Agreements                54.8%
U.S. Government Agency               38.6%
U.S. Government-Backed Obligations    0.0%
U.S. Treasury Obligations             7.4%

* These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The TCU Ultra-Short Duration Government Portfolio ("USDGP" or the "Portfolio") seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP's maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio's performance and positioning for the Reporting Period.

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-month period that ended August 31, 2010, the cumulative total return of USDGP was 1.11% versus the 0.39% and 0.94% cumulative total returns of the Portfolio's benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively. While the Portfolio's net asset value ("NAV") fluctuated during the Reporting Period, it began and ended the Reporting Period at $9.61. During the Reporting Period, the yield on the Six-Month U.S. Treasury Bill Index decreased 4 basis points from 0.22% to 0.18% and the yield on the One-Year U.S. Treasury Note Index decreased 12 basis points from 0.42% to 0.30%. The yield on the Nine-Month Treasury average decreased 8 basis points from 0.32% to 0.24% over the same period. As of August 31, 2010, the Portfolio's standardized 30-day yield was 0.65% and its distribution rate was 0.37%.

The Portfolio's one-year, five-year, ten-year and since inception standardized total returns as of June 30, 2010 were 1.39%, 3.76%, 3.81% and 3.69%, respectively.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.35%. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

Q. WHAT KEY FACTORS WERE RESPONSIBLE FOR THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance was driven by duration and term structure positioning, as well as sector positioning relative to the benchmark, and individual security selection strategies.

Q. WHICH FIXED INCOME MARKET SECTORS MOST SIGNIFICANTLY AFFECTED PORTFOLIO PERFORMANCE?

The Portfolio's sector positioning relative to the benchmark positively contributed to performance. Our overweight exposure in the agency-backed mortgage and non-agency mortgage sectors contributed to returns, particularly in 2009. Security selection strategies within the non-agency mortgage sector, specifically our selection of adjustable-rate mortgages, also significantly added to performance. The agency-backed mortgage sector was well-supported by the Fed's purchase program, and excess returns were driven by strong carry as well as spread tightening. Non-agency residential mortgage-backed securities were supported by government programs, such as the Public-Private Investment Program (PPIP) and Term Asset-Backed Securities Loan Facility (TALF), and performed well as demand continued to outweigh supply.

Q. DID THE PORTFOLIO'S DURATION AND YIELD CURVE POSITIONING STRATEGY HELP OR HURT ITS RESULTS DURING THE REPORTING PERIOD?

The Portfolio's duration and term structure positioning positively contributed to performance over the period. Specifically, our overweight positioning in the short to intermediate portions of the curve (particularly the 2, 3, and 5-year segments) added value as yields fell precipitously over the fiscal year. The U.S. economy continued its recovery over the period, but growth momentum appeared to be stalling in 2010 as the boost from fiscal stimulus began to fade. Slower growth and rising concerns about Europe's fiscal health decreased investors' risk appetite and led to safe-haven demand for U.S. Treasuries.

Q. WERE THERE ANY NOTABLE CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

There were no significant changes in the Portfolio's weightings during the period.

Q. HOW WAS THE PORTFOLIO POSITIONED AT THE END OF AUGUST 2010?

At the end of the fiscal year, the Portfolio's largest allocations were in domestic sovereign securities, agency non-government securities and agency adjustable-rate mortgage securities.

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                                       7

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

AUGUST 31, 2010*

                                   (PIE CHART)

Agency Debentures                    39.1%
ARMs                                 16.8%
CMOs                                  2.6%
Fixed Rate Mortgage Pass-Throughs     1.5%
Repurchase Agreements                 0.9%
U.S. Government-Backed Obligations    1.7%
U.S. Treasury Obligations            37.3%

AUGUST 31, 2009*

                                   (PIE CHART)

Agency Debentures                    42.6%
ARMs                                 15.4%
CMOs                                  3.8%
Fixed Rate Mortgage Pass-Throughs     4.5%
Repurchase Agreements                10.7%
U.S. Government-Backed Obligations    0.0%
U.S. Treasury Obligations            25.0%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

AUGUST 31, 2010*

                                   (PIE CHART)

Agency Debentures                    39.1%
FHLMC                                 7.3%
FNMA                                 12.1%
GNMA                                  1.5%
Repurchase Agreements                 0.9%
U.S.Government-Backed Obligations     1.7%
U.S. Treasury Obligations            37.3%

AUGUST 31, 2009*

                                   (PIE CHART)

Agency Debentures                    42.6%
FHLMC                                 2.6%
FNMA                                 19.4%
GNMA                                  1.7%
Repurchase Agreements                10.7%
U.S. Government-Backed Obligations    0.0%
U.S. Treasury Obligations            25.0%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

INVESTMENT OBJECTIVE

The TCU Short Duration Portfolio ("SDP" or the "Portfolio") seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of August 31, 2010, the Portfolio's spread duration was 2.27 years, versus 1.99 years for its benchmark.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio's performance and positioning for the Reporting Period.

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

The Portfolio's cumulative total return for the 12-month period ended August 31, 2010, was 3.86%, versus a 2.53% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio's net asset value per unit increased during the review period, closing at $9.76, versus $9.58 on August 31, 2009. During the Reporting Period, the yield on the Portfolio's benchmark decreased 49 basis points from 0.97% to 0.48%. Net asset value movements reflect, among other things, the Portfolio's credit-adjusted and option-adjusted duration of 1.75 years, as well as the impact of market forces, including interest rates. As of August 31, 2010, the Portfolio's standardized 30-day yield was 1.07% and its distribution rate was 1.62%.

The Portfolio's one-year, five-year, ten-year and since inception standardized total returns as of June 30, 2010, were 4.67%, 4.01%, 4.56% and 4.48%, respectively.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.35%. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

Q. WHAT KEY FACTORS WERE RESPONSIBLE FOR THE PORT-FOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance was driven by duration and term structure positioning, as well as sector positioning relative to the benchmark, and individual security selection strategies.

Q. WHICH FIXED INCOME MARKET SECTORS MOST SIGNIFICANTLY AFFECTED PORTFOLIO PERFORMANCE?

The Portfolio's sector positioning relative to the benchmark positively contributed to performance. Our overweight exposure in the agency-backed mortgage and non-agency mortgage sectors contributed to returns, particularly in 2009. Security selection strategies within the non-agency mortgage sector, specifically our selection of adjustable-rate mortgages, also significantly added value. Selection of collateralized mortgage obligations (CMOs) and pass-throughs were also contributors. The agency-backed mortgage sector was well-supported by the Fed's purchase program, and excess returns were driven by strong carry as well as spread tightening. Non-agency residential mortgage-backed securities were supported by government programs, such as the Public-Private Investment Program (PPIP) and Term Asset-Backed Securities Loan Facility (TALF), and performed well as demand continued to outweigh supply.

Q. DID THE PORTFOLIO'S DURATION AND YIELD CURVE POSITIONING STRATEGY HELP OR HURT ITS RESULTS DURING THE REPORTING PERIOD?

The Portfolio's duration and term structure positioning marginally contributed to returns over the Reporting Period. Specifically, our overweight positioning in the short to intermediate portions of the curve (particularly the 3-year segment) added to performance as yields fell precipitously over the fiscal year. This was largely offset by an underweight position in the 2-year portion of the curve, as it dropped sharply in certain months. The U.S. economy continued its recovery over the Reporting Period, but growth momentum appeared to be stalling in 2010, as the boost from fiscal stimulus began to fade. Slower growth and rising concerns about Europe's fiscal health decreased investors' risk appetite and led to safe-haven demand for Treasuries.

Q. WERE THERE ANY NOTABLE CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

There were no significant changes in the Portfolio's weightings during the period.

Q. HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS BENCHMARK INDEX AT THE END OF AUGUST 2010?

At the end of the fiscal year, the Portfolio's largest allocations were in domestic sovereign securities, pass-through securities, agency adjustable-rate mortgage securities and agency non-government securities.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

AUGUST 31, 2010*

                                  (PIE CHART)

Agency Debentures                    6.2%
ARMs                                10.7%
CMOs                                 5.3%
Fixed Rate Mortgage Pass-Throughs   15.1%
Repurchase Agreements                0.3%
U.S. Government-Backed Obligation    2.8%
U.S. Treasury Obligations           59.4%

AUGUST 31, 2009*

                                  (PIE CHART)

Agency Debentures                    20.2%
ARMs                                 16.0%
CMOs                                  9.6%
Fixed Rate Mortgage Pass-Throughs    13.8%
Repurchase Agreements                 4.1%
U.S. Government-Backed Obligations    0.0%
U.S. Treasury Obligations            38.4%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

AUGUST 31, 2010*

                                  (PIE CHART)

AAA                                   3.3%
Agency Debentures                     6.2%
FHLMC                                12.6%
FNMA                                 15.0%
GNMA                                  0.3%
Repurchase Agreements                 0.3%
U.S. Government-Backed Obligation     2.8%
U.S. Treasury Obligations            59.4%


AUGUST 31, 2009*

                                  (PIE CHART)

AAA                                   4.1%
Agency Debentures                    20.2%
FHLMC                                 9.6%
FNMA                                 25.3%
GNMA                                  0.4%
Repurchase Agreements                 4.1%
U.S. Government-Backed Obligations    0.0%
U.S. Treasury Obligations            38.4%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON
TCU MONEY MARKET PORTFOLIO (UNAUDITED)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2010. The Portfolio is compared to its benchmark assuming the following initial investment:

                       INITIAL
PORTFOLIO              INVESTMENT   COMPARE TO:
---------              ----------   -----------
Money Market ("MMP")     $10,000    iMoney Net First Tier Institutional Only ("iMoney Net")

                  MONEY MARKET PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

              MMP     iMoney Net
              ---     ----------
9/1/2000(a)   10000      10000
8/01          10480      10522
8/02          10983      10719
8/03          11510      10831
8/04          12063      10915
8/05          12642      11156
8/06          13249      11635
8/07          13884      12230
8/08          14551      12668
8/09          15249      12793
8/10          15981      12804

                           AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
-------    ---------   --------   ------------------
0.11%      2.77%         2.59%         4.35%

(a) For comparative purposes, the initial investment is assumed to have been made on September 1, 2000.

(b)  The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2010. The Portfolio is compared to its benchmarks assuming the following initial investment:

                                            INITIAL
PORTFOLIO                                   INVESTMENT   COMPARE TO:
---------                                   ----------   -----------
Ultra-Short Duration Government ("USDGP")     $10,000    Barclays Capital Mutual Fund Short (1-2 year) Government Index ("Barclays
                                                         1-2 Gov't Index "); 1-Year U.S. Treasury Note  Index ( "1-year T-Note ");
                                                         6-Month U.S. Treasury Bill Index ("6-month T-Bill ").

        ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

                      Barclays 1-2
              USDGP    Gov't Index   1-year T-Note   6-mth T-Bill
              -----   ------------   -------------   ------------
9/1/2000(a)   10000      10000           10000           10000
8/01          10465      10903           10791           10615
8/02          10952      11567           11272           10924
8/03          11461      11853           11492           11093
8/04          11994      12077           11630           11226
8/05          12552      12239           11820           11486
8/06          13135      12631           12245           11982
8/07          13746      13313           12909           12646
8/08          14385      14064           13510           13149
8/09          15054      14637           13880           13392
8/10          15754      14899           14011           13444

                           AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(B)
--------   ---------   --------   ------------------
  1.11%       3.71%      3.71%           3.67%

(a) For comparative purposes, the initial investment is assumed to have been made on September 1, 2000.

(b) The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU SHORT DURATION PORTFOLIO (UNAUDITED)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2010. The Portfolio is compared to its benchmarks assuming the following initial investment:

                         INITIAL
PORTFOLIO                INVESTMENT   COMPARE TO:
---------                ----------   -----------
Short Duration ("SDP")     $10,000    Barclays Capital Mutual Fund Short (1-3 year) Government Index ("Barclays 1-3 Gov't Index ");
                                      2-Year U.S. Treasury Note Index ("2-year T-Note").

                 SHORT DURATION PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

              SDP     Barclays 1-3 Government Index   2-year T-Note
              -----   -----------------------------   -------------
9/1/2000(a)   10000               10000                   10000
8/01          10465               10970                   10903
8/02          10952               11712                   11709
8/03          11461               12015                   12048
8/04          11994               12288                   12318
8/05          12552               12444                   12430
8/06          13135               12819                   12766
8/07          13746               13526                   13482
8/08          14385               14344                   14366
8/09          15054               15021                   15068
8/10          15754               15428                   15449

                           AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(B)
--------   ---------   --------   ------------------
  3.86%       4.06%      4.47%           4.47%

(a) For comparative purposes, the initial investment is assumed to have been made on September 1, 2000.

(b)  The Short Duration Portfolio commenced operations on October 9, 1992.

The Two-Year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2010

  PAR VALUE                                                              VALUE
---------------                                                       -----------
CERTIFICATES OF DEPOSIT - 1.67%
$     4,000,000   State Street Bank and Trust Company
                  1.000%, 03/01/11 ...............................    $  4,000,000
                                                                      ------------
                  TOTAL CERTIFICATES OF DEPOSIT
                  (Cost $4,000,000)...............................       4,000,000
                                                                      ------------
U.S. GOVERNMENT AGENCY SECURITIES - 42.55%
                  FEDERAL FARM CREDIT BANK -6.38%
      2,000,000   0.196%, 07/15/11 (a) ...........................       1,999,130
      3,000,000   0.212%, 11/17/11 (a) ...........................       2,998,905
      3,000,000   0.608%, 11/28/11 (a) ...........................       2,999,870
      3,000,000   0.201%, 12/14/11 (a) ...........................       2,998,662
      3,000,000   0.236%, 01/12/12 (a) ...........................       2,999,181
      1,300,000   0.533%, 01/13/12 (a) ...........................       1,299,506
                                                                      ------------
                                                                        15,295,254
                                                                      ------------
                  FEDERAL HOME LOAN BANK - 7.70%
      5,000,000   0.264%, 05/13/11 (a) ...........................       4,998,232
        300,000   0.540%, 05/24/11 ...............................         300,000
      4,200,000   0.214%, 05/25/11 (a) ...........................       4,199,081
      2,500,000   0.710%, 06/03/11 ...............................       2,500,000
      3,000,000   0.760%, 07/19/11 ...............................       3,006,153
      3,450,000   0.700%, 09/02/11 ...............................       3,462,035
                                                                      ------------
                                                                        18,465,501
                                                                      ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.26%
     10,000,000   0.305%, 10/04/10 (b) ...........................       9,997,250
        400,000   0.607%, 03/09/11 (a) ...........................         400,294
        544,000   0.355%, 05/04/11 (a) ...........................         543,917
      6,356,000   0.365%, 08/05/11 (a) ...........................       6,355,459
      4,900,000   0.888%, 09/22/11 (a) ...........................       4,921,174
                                                                      ------------
                                                                        22,218,094
                                                                      ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.21%
     30,000,000   0.175%, 10/20/10 (b) ...........................      29,992,854
         50,000   0.264%, 05/13/11 (a) ...........................          49,983
      7,500,000   0.502%, 06/01/11 (b) ...........................       7,471,563
      4,000,000   0.432%, 07/05/11 (b) ...........................       3,985,332
      4,600,000   0.321%, 08/01/11 (b) ...........................       4,586,343
                                                                      ------------
                                                                        46,086,075
                                                                      ------------
                  TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                  (Cost $102,064,924)                                  102,064,924
                                                                      ------------
U.S. GOVERNMENT-BACKED OBLIGATIONS (c) - 4.10%
        100,000   Citibank N.A.
                  0.528%, 07/12/11 (a) ...........................         100,062
      1,000,000   Citigroup Funding
                  0.486%, 06/03/11 (a) ...........................       1,000,152
      1,400,000   JPMorgan Chase & Co.
                  0.663%, 04/01/11 (a) ...........................       1,401,688
      5,000,000   JPMorgan Chase Bank N.A.
                  0.265%, 09/21/11 (a) ...........................       5,000,000
        200,000   Morgan Stanley
                  1.113%, 03/04/11 (a) ...........................         200,659
      2,100,000   Wells Fargo & Co.
                  1.387%, 12/09/11 (a) ...........................       2,124,550
                                                                      ------------
                  TOTAL U.S. GOVERNMENT-BACKED OBLIGATIONS
                  (Cost $9,827,111) ...............................      9,827,111
                                                                      ------------

  PAR VALUE                                                              VALUE
---------------                                                       -----------
REPURCHASE AGREEMENTS - 51.57%
$    45,000,000   Deutsche Bank, 0.25%, Dated 08/31/10,
                  matures 09/01/10, repurchase price
                  $45,000,313 (collateralized by U.S.
                  Government Agency Obligations, with
                  interest rate of 5.50% due 05/01/38, total
                  market value $45,900,000) ......................    $ 45,000,000
     40,000,000   Morgan Stanley, 0.25%, Dated 08/31/10,
                  matures 09/01/10, repurchase price
                  $40,000,278 (collateralized by U.S.
                  Government Agency Obligations, with
                  interest rates of 5.00% to 8.00% due
                  05/01/31 to 12/01/34, total market value
                  $40,800,000) ...................................      40,000,000
     38,700,000   UBS, 0.25%, Dated 08/31/10, matures
                  09/01/10, repurchase price $38,700,269
                  (collateralized by U.S. Government Agency
                  Obligations, with interest rates of 4.00%
                  to 6.00% due 02/20/34 to 06/15/50, total market
                  value $39,476,672) .............................      38,700,000
                                                                      ------------
                  TOTAL REPURCHASE AGREEMENTS
                  (Cost $123,700,000).............................     123,700,000
                                                                      ------------
                  TOTAL INVESTMENTS - 99.89%
                  (Cost $239,592,035)                                  239,592,035
                                                                      ------------
                  NET OTHER ASSETS AND LIABILITIES- 0.11%                  256,048
                                                                      ------------
                  NET ASSETS - 100.00% ...........................    $239,848,083
                                                                      ============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2010. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  Discount Note. Rate shown is yield at time of purchase.

(c) Guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States Government. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $9,827,111, which represents approximately 4.1% of net assets as of August 31, 2010.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2010

  PAR VALUE                                                              VALUE
---------------                                                       -----------
ASSET-BACKED SECURITIES - 0.56%
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.56%
$       249,655   Series 2001-W4, Class AV1
                  0.544%, 02/25/32 (a) ...........................    $    226,355
        394,247   Series 2002-W2, Class AV1
                  0.524%, 06/25/32 (a) ...........................         361,222
      1,381,997   Series 2002-T7, Class A1
                  0.484%, 07/25/32 (a) ...........................       1,351,112
                                                                      ------------
                  TOTAL ASSET-BACKED SECURITIES
                  (Cost $2,026,133)...............................       1,938,689
                                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.54%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION
                  REMIC - 0.23%
         30,094   Series 1009, Class D
                  0.913%, 10/15/20 (a) ...........................          30,099
         96,182   Series 1066, Class P
                  1.213%, 04/15/21 (a) ...........................          97,517
        157,218   Series 1222, Class P
                  2.540%, 03/15/22 (a) (b) .......................         162,720
        319,245   Series 1250, Class J
                  7.000%, 05/15/22 (b) ...........................         355,332
        167,930   Series 1448, Class F
                  1.713%, 12/15/22 (a) (d) .......................         172,548
                                                                      ------------
                                                                           818,216
                                                                      ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  REMIC - 2.31%
      1,004,436   Series 1993-225, Class WC
                  6.500%, 12/25/13 (b) ...........................       1,059,555
        633,027   Series 1990-145, Class A
                  1.492%, 12/25/20 (a) ...........................         639,869
        810,384   Series 1991-67, Class J
                  7.500%, 08/25/21 (b) ...........................         908,851
        715,208   Series 1992-137, Class F
                  1.281%, 08/25/22 (a) ...........................         727,222
        789,776   Series 1993-27, Class F
                  1.431%, 02/25/23 (a) (c) .......................         804,667
        365,905   Series 1998-21, Class F
                  0.640%, 03/25/28 (a) ...........................         366,355
        627,470   Series 2000-16, Class ZG
                  8.500%, 06/25/30 (d) ...........................         720,616
        735,082   Series 2000-32, Class Z
                  7.500%, 10/18/30. ..............................         840,635
      1,456,726   Series 2001-60, Class OF
                  1.214%, 10/25/31 (a) ...........................       1,480,835
        485,575   Series 2001-70, Class OF
                  1.214%, 10/25/31 (a) ...........................         493,608
                                                                      ------------
                                                                         8,042,213
                                                                      ------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $8,706,106)...............................       8,860,429
                                                                      ------------
MORTGAGE-BACKED OBLIGATIONS - 17.79%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.96%
        276,437   2.858%, 02/01/18 (a) ...........................         280,198
        417,192   4.735%, 11/01/18 (a) ...........................         434,464
      1,760,193   6.868%, 11/01/19 (a) ...........................       1,863,879
        200,888   1.930%, 11/01/22 (a) ...........................         204,835
         91,312   2.453%, 11/01/22 (a) ...........................          92,794
        126,922   2.490%, 10/01/24 (a) ...........................         131,457
        238,927   4.817%, 10/01/25 (a) ...........................         250,197

  Par Value                                                              Value
---------------                                                       -----------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION -
                  (CONTINUED)
$       707,613   5.350%, 08/01/28 (a) ...........................    $    749,849
         88,309   2.088%, 07/01/29 (a) ...........................          90,121
        444,362   2.813%, 05/01/31 (a) ...........................         465,337
     15,578,335   2.627%, 03/01/35 (a) ...........................      16,223,815
                                                                      ------------
                                                                        20,786,946
                                                                      ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD -
                  1.12%
          1,027   6.500%, 11/01/10. ..............................           1,029
        240,814   6.500%, 09/01/13 ...............................         260,652
        171,383   6.500%, 10/01/13 ...............................         185,378
         48,358   6.500%, 05/01/14 ...............................          52,342
         83,820   6.500%, 06/01/14 ...............................          90,725
        418,655   6.000%, 12/01/14 ...............................         444,575
        345,948   8.000%, 12/01/15 ...............................         375,134
        329,173   6.000%, 03/01/16 ...............................         352,558
         79,752   6.500%, 07/01/16 ...............................          86,322
        695,605   5.000%, 10/01/17 ...............................         744,295
        784,711   5.000%, 11/01/17 ...............................         839,447
        426,731   5.500%, 01/01/20 ...............................         460,837
         24,042   4.500%, 07/01/23 ...............................          25,470
                                                                      ------------
                                                                         3,918,764
                                                                      ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.22%
         58,244   5.016%, 10/01/13 (a) ...........................          60,244
        234,304   8.500%, 04/01/16 ...............................         257,883
        134,759   4.465%, 07/01/17 (a) ...........................         140,175
        100,426   2.095%, 11/01/17 (a) ...........................         101,377
        163,316   2.187%, 11/01/17 (a) ...........................         165,637
         99,881   2.437%, 11/01/17 (a) ...........................         101,860
        268,500   2.130%, 03/01/18 (a) ...........................         272,353
         56,390   2.247%, 05/01/18 (a) ...........................          57,346
         90,763   6.133%, 06/01/18 (a) ...........................          93,489
      1,439,784   3.059%, 10/01/18 (a) ...........................       1,471,888
         50,314   3.275%, 02/01/19 (a) ...........................          51,628
         87,537   2.186%, 05/01/19 (a) ...........................          89,067
        145,335   6.864%, 12/01/19 (a) ...........................         154,642
        227,885   1.953%, 01/01/20 (a) ...........................         230,034
         33,556   5.000%, 01/01/20 ...............................          35,898
        121,002   2.247%, 05/01/20 (a) ...........................         125,302
        380,811   5.703%, 05/01/20 (a) ...........................         403,183
        651,895   6.494%, 02/01/22 (a) ...........................         690,296
         76,025   4.720%, 01/01/23 (a) ...........................          79,388
        227,183   3.205%, 03/01/24 (a) ...........................         233,176
         36,487   3.110%, 04/01/25 (a) ...........................          38,419
        288,071   5.679%, 10/01/25 (a) ...........................         304,995
        696,929   3.675%, 02/01/27 (a) ...........................         726,291
        226,561   2.184%, 07/01/27 (a) ...........................         231,241
        357,620   3.100%, 07/01/27 (a) ...........................         366,243
        367,030   4.661%, 01/01/29 (a) ...........................         391,805
         89,518   4.658%, 02/01/29 (a) ...........................          95,561
      6,341,838   3.550%, 08/01/29 (a) ...........................       6,514,761
        106,906   2.513%, 07/01/31 (a) ...........................         111,371
        202,053   2.610%, 07/01/32 (a) ...........................         211,216
         69,584   3.005%, 07/01/32 (a) ...........................          73,012
        321,723   3.004%, 09/01/32 (a) ...........................         339,067
        810,893   2.844%, 01/01/33 (a) ...........................         847,203
        150,470   2.592%, 06/01/33 (a) ...........................         156,682
      2,525,006   4.611%, 08/01/33 (a) ...........................       2,695,444
      1,113,185   2.451%, 04/01/34 (a) ...........................       1,154,477

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2010

  PAR VALUE                                                              VALUE
---------------                                                       -----------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                  (CONTINUED)
$       581,835   3.047%, 07/01/34 (a) ...........................    $    601,380
        771,417   3.047%, 08/01/34 (a) ...........................         797,358
      3,527,035   2.990%, 04/01/37 (a) ...........................       3,685,371
      3,313,026   5.753%, 07/01/37 (a) ...........................       3,498,808
      2,139,994   6.600%, 09/01/37 (a) ...........................       2,286,450
        938,900   6.500%, 11/01/37 ...............................       1,023,711
      1,151,585   3.047%, 08/01/44 (a) ...........................       1,190,535
                                                                      ------------
                                                                        32,156,267
                                                                      ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.49%
         98,632   7.000%, 04/15/26 ...............................         112,468
        488,085   2.500%, 04/20/34 (a) ...........................         514,892
      2,390,768   2.250%, 06/20/34 (a) ...........................       2,469,024
      2,041,078   3.625%, 08/20/34 (a) ...........................       2,108,828
                                                                      ------------
                                                                         5,205,212
                                                                      ------------
                  TOTAL MORTGAGE-BACKED OBLIGATIONS
                  (Cost $60,931,162)..............................      62,067,189
                                                                      ------------
AGENCY DEBENTURES - 39.09%
                  Federal Home Loan Bank
     17,000,000   0.336%, 08/01/11 (a) ...........................      16,995,869
                  Federal Home Loan Bank
     75,500,000   0.497%, 10/13/11 (a) ...........................      75,520,357
                  Federal Home Loan Banks
      2,600,000   1.875%, 11/19/12 ...............................       2,608,260
                  Federal Home Loan Mortgage Corp
      5,000,000   0.581%, 04/07/11 (a) ...........................       5,004,935
                  Federal Home Loan Mortgage Corp
      7,000,000   0.355%, 05/04/11 (a) ...........................       7,007,532
                  Federal Home Loan Mortgage Corp
      9,000,000   5.350%, 09/14/12 ...............................       9,340,686
                  Federal National Mortgage Association
      4,500,000   2.000%, 09/28/12 ...............................       4,504,928
                  Federal National Mortgage Association
      8,000,000   2.050%, 04/26/13 ...............................       8,069,616
                  Small Business Administration
        160,121   1.075%, 03/25/14 (a) ...........................         159,885
                  Sri Lanka Government Aid Bond
      7,250,000   0.326%, 11/01/24 (a) ...........................       7,141,250
                                                                      ------------
                  TOTAL AGENCY DEBENTURES
                   (Cost $136,373,806) ...........................     136,353,318
                                                                      ------------
U.S. TREASURY OBLIGATIONS - 37.32%
                  UNITED STATES TREASURY BILLS - 3.35%
     11,700,000   0.000%, 06/30/11 ...............................      11,679,385
                                                                      ------------
                  UNITED STATES TREASURY NOTES & BONDS - 33.97%
     57,400,000   4.500%, 02/28/11 ...............................      58,617,511
     29,500,000   0.875%, 01/31/12 ...............................      29,701,662
      2,100,000   0.625%, 06/30/12 ...............................       2,106,153
     15,000,000   0.625%, 07/31/12 ...............................      15,045,150
     13,000,000   0.750%, 08/15/13 ...............................      13,016,250
                                                                      ------------
                                                                       118,486,726
                                                                      ------------
                  TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $130,078,505).............................      130,166,11
                                                                      ------------


  PAR VALUE                                                              VALUE
---------------                                                       -----------
U.S. GOVERNMENT-BACKED OBLIGATIONS (e) - 1.71%
                  FDIC Structured Sale Guaranteed Notes
$     2,500,000   Series 2010-L1A,
                  Zero coupon, 10/25/11 ..........................    $  2,474,805
                  FDIC Structured Sale Guaranteed Notes
      3,489,403   Series 2010-S1, Class 1A,
                  0.809%, 02/25/48 (a) ...........................       3,499,501
                                                                      ------------
                  TOTAL U.S. GOVERNMENT-BACKED OBLIGATIONS
                  (Cost $5,966,969) ..............................       5,974,306
                                                                      ------------
REPURCHASE AGREEMENT - 0.92%
      3,200,000   Bank of America, 0.24%,
                  Dated 08/31/10, matures 09/01/10,
                  repurchase price $3,200,021
                  (collateralized by a U.S.
                  Treasury Note with an interest rate of 5.125%
                  due 05/15/16, total market
                  value $3,264,096)...............................       3,200,000
                                                                      ------------
                  TOTAL REPURCHASE AGREEMENT
                  (Cost $3,200,000)...............................       3,200,000
                                                                      ------------
                  TOTAL INVESTMENTS - 99.93%
                  (Cost $347,282,681) (f)  .......................     348,560,042
                                                                      ------------
                  NET OTHER ASSETS AND LIABILITIES
                  - 0.07% ........................................         250,415
                                                                      ------------
                  NET ASSETS - 100.00% ...........................    $348,810,457
                                                                      ============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2010. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  The security has Support collateral.

(d)  This security has Sequential collateral.

(e) Guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States Government. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $5,974,306, which represents approximately 1.7% of net assets as of August 31, 2010.

(f) Cost for U.S. federal income tax purposes is $347,282,681. As of August 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,664,637 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $387,276.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2010

 PAR VALUE                                                             VALUE
------------                                                       -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.31%
               FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 1.63%
$    391,836   Series 1448, Class F
               1.713%, 12/15/22 (a) (b) ........................   $     402,612
     681,440   Series 1980, Class Z
               7.000%, 07/15/27 (b) ............................         784,471
   3,702,712   Series 2236, Class Z
               8.500%, 06/15/30 (b) ............................       4,336,766
                                                                   -------------
                                                                       5,523,849
                                                                   -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 0.42%
     275,044   Series 2001-42, Class HG
               10.000%, 09/25/16 .... ..........................         311,385
     147,564   Series 1988-12, Class A
               4.436%, 02/25/18 (a) ............................         151,486
     854,798   Series G92-44, Class Z
               8.000%, 07/25/22 ................................         958,815
                                                                   -------------
                                                                       1,421,686
                                                                   -------------
               PRIVATE - 3.26%
               Adjustable Rate Mortgage Trust
     835,835   Series 2004-4, Class 1A1
               2.701%, 03/25/35 (a) ............................         665,662
               Banc of America Mortgage Securities
     119,092   Series 2004-D,
               Class 1A1 2.788%, 05/25/34 (a) ..................         108,838
               BCAP LLC Trust
     255,071   Series 2006-RR1,
               Class CF 0.904%, 11/25/36 (a) ...................         232,336
               Countrywide Home Loans
      32,437   Series 2003-37,
               Class 1A1 3.351%, 08/25/33 (a) ..................          28,777
               Indymac Index Mortgage Loan Trust
     589,276   Series 2004-AR4,
               Class 1A 2.971%, 08/25/34 (a) (b)  ..............         408,843
               Merrill Lynch Mortgage Investors, Inc.
      93,472   Series 2003-A4,
               Class 1A 2.793%, 07/25/33 (a) ...................          90,196
               Salomon Brothers Mortgage
               Securities VII, Inc.
      67,459   Series 1994-20, Class A
               2.880%, 12/25/24 (a) ............................          63,776
               Structured Adjustable Rate Mortgage Loan
     143,550   Series 2004-2, Class 2A
               2.851%, 03/25/34 (a) ............................         127,175
     278,338   Series 2004-5, Class 1A
               2.651%, 05/25/34 (a) (b) ........................         247,261
               Structured Asset Securities Corp.
   1,087,777   Series 2003-34A,
               Class 3A3 2.587%, 11/25/33 (a) ..................         946,337
               Washington Mutual Mortgage
               Pass-Through Certificates
     613,698   Series 2003-AR6, Class A1
               2.701%, 06/25/33 (a) ............................         593,758
   3,852,974   Series 2005-AR12, Class 1A8
               4.500%, 10/25/35 (a) ............................       3,371,316

 PAR VALUE                                                             VALUE
------------                                                       -------------
               PRIVATE - (CONTINUED)
               Wells Fargo Mortgage Backed
               Securities Trust
$  4,618,983   Series 2005-AR4,
               Class 2A2 2.960%, 04/25/35 (a) ..................   $   4,189,094
                                                                   -------------
                                                                      11,073,369
                                                                   -------------
               Total Collateralized Mortgage Obligations
               (Cost $19,118,611) ..............................      18,018,904
                                                                   -------------
MORTGAGE-BACKED OBLIGATIONS - 25.80%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.55%
   1,184,453   3.144%, 01/01/34 (a) ............................       1,239,519
     765,802   3.310%, 09/01/34 (a) ............................         801,443
   1,286,288   3.136%, 10/01/34 (a) ............................       1,346,574
     281,260   3.078%, 11/01/34 (a) ............................         295,113
   2,660,150   2.646%, 08/01/35 (a) ............................       2,779,408
   2,074,383   5.176%, 05/01/36 (a) ............................       2,192,093
                                                                   -------------
                                                                       8,654,150
                                                                   -------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 8.37%
       4,576   7.000%, 03/01/12 ................................           4,767
      58,610   7.000%, 12/01/12 ................................          59,227
       8,629   8.000%, 07/01/14 ................................           8,749
   3,781,354   4.500%, 03/01/15 ................................       3,923,382
       5,790   7.000%, 03/01/15 ................................           6,215
      81,749   8.000%, 09/01/17 ................................          89,632
     734,250   5.000%, 10/01/17 ................................         785,644
     828,307   5.000%, 11/01/17 ................................         886,083
     541,005   8.000%, 11/01/17 ................................         609,648
     595,267   5.500%, 03/01/18 ................................         643,933
     239,774   5.500%, 04/01/18 ................................         259,409
     338,928   6.500%, 05/01/18 ................................         375,675
      41,966   6.000%, 10/01/18 ................................          46,043
      12,644   6.000%, 11/01/18 ................................          13,873
   2,264,119   5.500%, 02/01/19 ................................       2,448,079
     451,833   5.500%, 01/01/20 ................................         487,945
   8,516,884   5.000%, 04/01/20 ................................       9,121,989
   8,234,625   3.500%, 08/01/20 ................................       8,598,042
                                                                   -------------
                                                                      28,368,335
                                                                   -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.55%
          12   7.500%, 09/01/10 ................................              12
     472,380   6.000%, 01/01/12 ................................         487,931
      81,990   6.000%, 04/01/12 ................................          84,821
     197,256   6.000%, 05/01/12 ................................         204,982
     416,003   6.000%, 06/01/12 ................................         432,298
      11,191   7.500%, 07/01/12 ................................          11,243
     563,148   6.000%, 09/01/12 ................................         586,856
   1,234,614   5.500%, 01/01/13 ................................       1,255,603
       1,884   8.000%, 01/01/13 ................................           1,917
   9,000,000   2.050%, 04/26/13 ................................       9,078,318
       8,756   6.000%, 02/01/18 ................................           9,603
   1,882,311   5.500%, 05/01/18 ................................       2,041,545
      97,243   6.000%, 05/01/18 ................................         106,653
     667,733   5.500%, 06/01/18 ................................         723,091
       6,672   6.000%, 08/01/18 ................................           7,318
       6,141   6.000%, 09/01/18 ................................           6,735
     563,422   5.500%, 10/01/18 ................................         610,296
     706,441   5.500%, 11/01/18 ................................         764,779

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2010

 PAR VALUE                                                             VALUE
------------                                                       -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$    577,900   6.000%, 11/01/18 ................................   $     633,819
      40,763   5.500%, 12/01/18 ................................          44,125
   1,039,363   6.000%, 12/01/18 ................................       1,139,933
     865,138   6.000%, 01/01/19 ................................         948,851
      12,698   6.000%, 02/01/19 ................................          13,927
     272,123   6.000%, 04/01/19 ................................         289,242
      68,713   6.000%, 05/01/19 ................................          75,606
     130,390   6.000%, 10/01/23 ................................         143,157
     416,774   7.000%, 08/01/28 ................................         468,062
     841,929   7.000%, 11/01/28 ................................         950,673
      73,834   7.000%, 02/01/32 ................................          82,420
     218,929   6.022%, 05/01/32 (a) ............................         229,757
     221,887   7.000%, 05/01/32 ................................         251,201
     330,391   3.004%, 09/01/32 (a) ............................         348,202
     158,584   7.000%, 09/01/32 ................................         176,358
   1,900,938   2.666%, 07/01/33 (a) ............................       1,986,720
     930,467   3.033%, 11/01/33 (a) ............................         969,966
   2,405,345   2.594%, 12/01/33 (a) ............................       2,510,969
     850,162   2.997%, 03/01/34 (a) ............................         893,626
   1,001,257   2.429%, 04/01/34 (a) ............................       1,044,880
     456,307   2.560%, 08/01/34 (a) ............................         476,209
     692,078   3.098%, 10/01/34 (a) ............................         723,289
     641,320   2.624%, 03/01/35 (a) ............................         670,940
   2,894,715   2.604%, 04/01/35 (a) ............................       3,037,482
     886,170   2.400%, 05/01/35 (a) ............................         923,509
   1,554,807   2.466%, 05/01/35 (a) ............................       1,613,745
   1,735,738   2.688%, 05/01/35 (a) ............................       1,818,436
     977,537   1.868%, 06/01/35 (a) ............................       1,004,447
   1,901,746   2.117%, 08/01/35 (a) ............................       1,961,100
   2,763,634   2.816%, 08/01/35 (a) ............................       2,906,829
   1,587,087   3.687%, 09/01/35 (a) ............................       1,680,329
     709,769   2.529%, 10/01/35 (a) ............................         740,218
   2,081,605   2.654%, 03/01/36 (a) ............................       2,185,937
                                                                   -------------
                                                                      49,357,965
                                                                   -------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.33%
       3,283   8.500%, 09/15/11 ................................           3,301
      13,459   8.500%, 10/15/11 ................................          13,578
       6,427   8.500%, 03/15/12 ................................           6,502
   1,066,556   2.750%, 12/20/34 (a) ............................       1,100,712
                                                                   -------------
                                                                       1,124,093
                                                                   -------------
               TOTAL MORTGAGE-BACKED OBLIGATIONS
               (Cost $84,632,100) ..............................      87,504,543
                                                                   -------------
AGENCY DEBENTURES - 6.19%
               FEDERAL HOME LOAN BANK - 5.38%
   5,200,000   1.375%, 06/08/12 ................................       5,271,105
   2,900,000   2.000%, 09/14/12 ................................       2,977,253
   9,800,000   1.750%, 12/14/12 ................................       9,982,407
                                                                   -------------
                                                                      18,230,765
                                                                   -------------
               FEDERAL HOME LOAN MORTGAGE CORP. - 0.81%
   2,700,000   1.750%, 08/22/12 ................................       2,757,513
                                                                   -------------
                                                                       2,757,513
                                                                   -------------
               TOTAL AGENCY DEBENTURES
               (Cost $20,677,040) ..............................      20,988,278
                                                                   -------------

 PAR VALUE                                                             VALUE
------------                                                       -------------
U.S. TREASURY OBLIGATIONS - 59.39%
               UNITED STATES TREASURY NOTES & Bonds - 59.39%
$ 49,100,000   0.875%, 01/31/12 ................................   $  49,435,648
  45,100,000   1.000%, 03/31/12 ................................      45,514,018
  18,700,000   0.625%, 06/30/12 ................................      18,754,791
   6,800,000   0.375%, 08/31/12 ................................       6,785,122
  36,900,000   1.375%, 10/15/12 ................................      37,568,813
  19,700,000   0.750%, 08/15/13 ................................      19,724,625
  14,000,000   Zero coupon, 02/15/14 ...........................      13,567,106
   6,000,000   1.750%, 07/31/15 ................................       6,125,640
     900,000   3.125%, 05/15/19 ................................         958,781
   2,300,000   3.500%, 05/15/20 ................................       2,506,103
     400,000   4.375%, 05/15/40 ................................         461,500
                                                                   -------------
                                                                     201,402,147
                                                                   -------------
               TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $199,084,179) .............................     201,402,147
                                                                   -------------
U.S. GOVERNMENT-BACKED OBLIGATION (C) - 2.84%
               Private Export Funding Corp
   9,000,000   3.550%, 04/15/13 ................................       9,617,364
                                                                   -------------
               TOTAL U.S. GOVERNMENT-BACKED OBLIGATION
               (Cost $9,401,996) ...............................       9,617,364
                                                                   -------------
REPURCHASE AGREEMENT - 0.32%
   1,100,000   UBS, 0.24%, Dated 08/31/10,
               matures 09/01/10, repurchase price
               $1,100,007 (collateralized by a
               U.S. Treasury Note with an interest
               rate of 0.750% due 08/15/13,
               total market value $1,125,873) ..................       1,100,000
                                                                   -------------
               TOTAL REPURCHASE AGREEMENT ......................       1,100,000
               (Cost $1,100,000)
                                                                   -------------
               TOTAL INVESTMENTS - 99.85%
               (Cost $334,013,926) (d) .........................     338,631,236
                                                                   -------------
               NET OTHER ASSETS AND LIABILITIES - 0.15% ........         507,242
                                                                   -------------
               NET ASSETS - 100.00% ............................   $ 339,138,478
                                                                   =============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2010. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  This security has Sequential collateral.

(c) Guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States Government. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $9,617,364, which represents approximately 2.8% of net assets as of August 31, 2010.

(d) Cost for U.S. federal income tax purposes is $334,013,926. As of August 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,012,657 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,395,347.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2010

                                                                             ULTRA-SHORT
                                                                  MONEY        DURATION         SHORT
                                                                 MARKET       GOVERNMENT      DURATION
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              ------------   ------------   ------------
ASSETS:
INVESTMENTS:
   Investments and repurchase agreements at cost...........   $239,592,035   $347,282,681   $334,013,926
                                                              ============   ============   ============
   Investments at value....................................   $115,892,035   $345,360,042   $337,531,236
   Repurchase agreements at value..........................    123,700,000      3,200,000      1,100,000
                                                              ------------   ------------   ------------
   Total investments and repurchase agreements at value....    239,592,035    348,560,042    338,631,236
                                                              ------------   ------------   ------------
Cash.......................................................         91,605        460,989        556,778
RECEIVABLES:
   Interest................................................         59,974        710,653      1,105,863
   Investment securities sold..............................             --     29,027,063     13,752,539
   Portfolio units sold....................................          1,368             --             --
   Other assets............................................        192,174         20,974         16,895
                                                              ------------   ------------   ------------
   Total Assets............................................    239,937,156    378,779,721    354,063,311
                                                              ------------   ------------   ------------
LIABILITIES:
PAYABLES:
   Dividends...............................................          4,692         96,987        382,727
   Investment securities purchased.........................             --     29,725,357     14,396,221
   Advisory fees...........................................         16,334         48,190         48,461
   Administration fees.....................................             --         14,942         15,026
   Accrued expenses........................................         68,047         83,788         82,398
                                                              ------------   ------------   ------------
   Total Liabilities.......................................         89,073     29,969,264     14,924,833
                                                              ------------   ------------   ------------
NET ASSETS.................................................   $239,848,083   $348,810,457   $339,138,478
                                                              ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital............................................   $239,879,361   $389,501,972   $352,629,003
Accumulated undistributed (distributions in excess of) net
   investment income.......................................         95,893       (276,872)        26,397
Accumulated net realized loss on investment transactions...       (127,171)   (41,692,004)   (18,134,232)
Net unrealized appreciation on investments ................             --      1,277,361      4,617,310
                                                              ------------   ------------   ------------
TOTAL NET ASSETS...........................................   $239,848,083   $348,810,457   $339,138,478
                                                              ============   ============   ============
   Total units outstanding, $0.001 par value (unlimited
      number of units authorized)..........................    239,879,700     36,304,063     34,750,893
                                                              ============   ============   ============
   Net asset value, offering and redemption price per unit
      (net assets/units outstanding).......................   $       1.00   $       9.61   $       9.76
                                                              ============   ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2010

                                                                             ULTRA-SHORT
                                                                  MONEY        DURATION       SHORT
                                                                 MARKET       GOVERNMENT     DURATION
                                                                PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              ------------   -----------   -----------
INVESTMENT INCOME:
   Interest................................................   $ 1,596,219    $5,585,602    $ 7,598,952
                                                              -----------    ----------    -----------
EXPENSES:
   Advisory fees...........................................       909,158       669,008        536,796
   Administration fees.....................................       509,105       209,328        167,729
   Legal fees..............................................        81,895        75,711         58,079
   Audit and tax fees......................................        31,068        41,760         41,772
   Custody fees............................................        34,218        51,192         38,672
   Accounting fees.........................................       111,818       133,732        117,093
   Compliance fees.........................................        47,045        44,340         35,397
   Trustees' fees..........................................        94,582        70,194         53,474
   Printing fees...........................................        12,065        11,301          8,909
   Transfer agent fees.....................................        71,271        50,256         46,012
   Registration fees.......................................         6,327         6,031          2,969
   Other expenses..........................................       107,164        89,186         74,464
                                                              -----------    ----------    -----------
   Total operating expenses................................     2,015,716     1,452,039      1,181,366
                                                              -----------    ----------    -----------
   Advisory fees waived....................................      (552,784)           --             --
   Administration fees waived..............................      (442,486)           --             --
                                                              -----------    ----------    -----------
   Total expense reductions................................      (995,270)           --             --
                                                              -----------    ----------    -----------
   Net operating expenses..................................     1,020,446     1,452,039      1,181,366
                                                              -----------    ----------    -----------
Net Investment Income......................................       575,773     4,133,563      6,417,586
                                                              -----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Investment Transactions.....      (127,171)      562,390      3,310,651
   Net Change in Unrealized Appreciation (Depreciation) of
      Investments..........................................            --      (456,605)     3,474,030
                                                              -----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....      (127,171)      105,785      6,784,681
                                                              -----------    ----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:......   $   448,602    $4,239,348    $13,202,267
                                                              ===========    ==========    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ULTRA-SHORT DURATION
                                                      MONEY MARKET PORTFOLIO                GOVERNMENT PORTFOLIO
                                                ----------------------------------   ---------------------------------
                                                   YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2010    AUGUST 31, 2009   AUGUST 31, 2010   AUGUST 31, 2009
                                                ---------------   ----------------   ---------------   ---------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income ....................   $       575,773   $      6,182,017    $   4,133,563     $   6,195,833
   Net realized gain (loss) on investment
      transactions ..........................          (127,171)           126,490          562,390         3,231,184
   Net change in unrealized appreciation
      (depreciation) of investments .........                --                 --         (456,605)        2,320,178
                                                ---------------   ----------------    -------------     -------------
   Net increase in net assets resulting
      from operations .......................           448,602          6,308,507        4,239,348        11,747,195
                                                ---------------   ----------------    -------------     -------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ...............          (606,773)        (6,182,012)      (4,562,052)       (6,491,840)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units ..............     3,290,089,400     11,919,010,644      263,433,000       140,001,098
   Reinvestment of dividends and
      distributions .........................           261,494          2,069,851          948,610         1,216,350
   Cost of units repurchased ................    (3,995,341,344)   (11,799,616,190)    (277,889,134)     (120,135,403)
                                                ---------------   ----------------    -------------     -------------
   Net increase (decrease) in net assets
      resulting from unit transactions ......      (704,990,450)       121,464,305      (13,507,524)       21,082,045
                                                ---------------   ----------------    -------------     -------------
   Net change in net assets .................      (705,148,621)       121,590,800      (13,830,228)       26,337,400
NET ASSETS:
   Beginning of year ........................       944,996,704        823,405,904      362,640,685       336,303,285
   End of year ..............................   $   239,848,083   $    944,996,704    $ 348,810,457     $ 362,640,685
                                                ===============   ================    =============     =============
ACCUMULATED UNDISTRIBUTED
   (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ....................   $        95,893   $        126,893    $    (276,872)    $    (443,756)
                                                ===============   ================    =============     =============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ...............................     3,290,089,400     11,919,010,581       27,444,134        14,629,728
   Reinvestment of dividends
      and distribution ......................           261,494          2,069,851           98,790           127,555
   Units repurchased ........................    (3,995,341,344)   (11,799,616,190)     (28,962,283)      (12,628,770)
                                                ---------------   ----------------    -------------     -------------
   Net increase (decrease) in units
     outstanding ............................      (704,990,450)       121,464,242       (1,419,359)        2,128,513
                                                ===============   ================    =============     =============

                 See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                     SHORT DURATION PORTFOLIO
                                                ---------------   ---------------
                                                   YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2010   AUGUST 31, 2009
                                                ---------------   ---------------
INVESTMENT ACTIVITIES: ......................
   Operations:
   Net investment income ....................    $   6,417,586     $  10,591,607
   Net realized gain on investment
      transactions ..........................        3,310,651           218,421
   Net change in unrealized appreciation
      of investments ........................        3,474,030         6,192,368
                                                 -------------     -------------
   Net increase in net assets resulting
      from operations .......................       13,202,267        17,002,396
                                                 -------------     -------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ...............       (6,413,271)      (11,170,554)
   From tax return of capital ...............          (48,450)               --
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units ..............      131,969,915        52,000,167
   Reinvestment of dividends and
      distributions .........................        1,018,300         1,266,212
   Cost of units repurchased ................     (186,834,707)      (45,146,389)
                                                 -------------     -------------
   Net increase (decrease) in net assets
      resulting from unit transactions ......      (53,846,492)        8,119,990
                                                 -------------     -------------
   Net change in net assets .................      (47,105,946)       13,951,832
NET ASSETS:
   Beginning of year ........................      386,244,424       372,292,592
   End of year ..............................    $ 339,138,478     $ 386,244,424
                                                 =============     =============
ACCUMULATED UNDISTRIBUTED
   (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ....................    $      26,397     $    (713,710)
                                                 =============     =============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ...............................       13,610,585         5,480,568
   Reinvestment of dividends and
      distribution ..........................          105,086           133,898
   Units repurchased ........................      (19,295,216)       (4,740,081)
                                                 -------------     -------------
   Net increase (decrease) in units
      outstanding ...........................       (5,579,545)          874,385
                                                 =============     =============

                 See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                     MONEY MARKET PORTFOLIO
                                                                     YEARS ENDED AUGUST 31,
                                                   ---------------------------------------------------------
                                                     2010         2009          2008       2007       2006
                                                   --------     --------      --------   --------   --------
NET ASSET VALUE,
Beginning of year ..............................   $   1.00     $   1.00      $   1.00   $   1.00   $   1.00
                                                   --------     --------      --------   --------   --------
Income from Investment Operations: .............
      Net investment income(a) .................       0.00(b)      0.01          0.03       0.05       0.04
                                                   --------     --------      --------   --------   --------
   Total income from investment operations .....       0.00         0.01          0.03       0.05       0.04
                                                   --------     --------      --------   --------   --------
Less Distributions from: .......................
      Investment income ........................       0.00(b)     (0.01)        (0.03)     (0.05)     (0.04)
                                                   --------     --------      --------   --------   --------
   Total Distributions .........................       0.00        (0.01)        (0.03)     (0.05)     (0.04)
                                                   --------     --------      --------   --------   --------
NET ASSET VALUE, ...............................
   End of year .................................   $   1.00     $   1.00      $   1.00   $   1.00   $   1.00
                                                   ========     ========      ========   ========   ========
   Total Return(c) .............................       0.11%        0.63%         3.36%      5.33%      4.52%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ...   $239,848     $944,997      $823,406   $417,772   $256,798
Ratios to average net assets:
   Expenses net of waivers and reimbursements ..       0.20%        0.20%(d)      0.19%      0.14%      0.14%
   Expenses before waivers and reimbursements ..       0.40%        0.36%         0.37%      0.34%      0.38%
   Net investment income (net of waivers
      and reimbursements) ......................       0.11%        0.52%         2.93%      5.20%      4.48%
   Net investment income (before waivers
      and reimbursements) ......................      (0.08)%       0.36%         2.75%      5.00%      4.24%

----------
(a)  Calculated based on average units outstanding.

(b)  Amount is less than $0.005 per share.

(c) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(d) The Money Market Portfolio's participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                          ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                                                                   YEARS ENDED AUGUST 31,
                                                   ------------------------------------------------------
                                                     2010         2009       2008       2007       2006
                                                   --------     --------   --------   --------   --------
NET ASSET VALUE,
Beginning of year ..............................   $   9.61     $   9.45   $   9.45   $   9.43   $   9.43
                                                   --------     --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ..............       0.09         0.19       0.34       0.43       0.34
      Net realized and unrealized gain
         on investment transactions ............       0.02         0.17       0.05       0.06       0.04
                                                   --------     --------   --------   --------   --------
   Total income from investment operations .....       0.11         0.36       0.39       0.49       0.38
                                                   --------     --------   --------   --------   --------
Less Distributions from:
      Investment income(b) .....................      (0.11)       (0.20)     (0.38)     (0.47)     (0.38)
      Capital ..................................         --           --      (0.01)        --         --
                                                   --------     --------   --------   --------   --------
   Total Distributions .........................      (0.11)       (0.20)     (0.39)     (0.47)     (0.38)
                                                   --------     --------   --------   --------   --------
NET ASSET VALUE,
   End of year .................................   $   9.61     $   9.61   $   9.45   $   9.45   $   9.43
                                                   ========     ========   ========   ========   ========
   Total Return(c) .............................       1.11%        3.85%      4.17%      5.35%      4.12%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ...   $348,810     $362,641   $336,303   $283,337   $384,020
Ratios to average net assets:
   Expenses net of waivers and reimbursements ..       0.35%        0.35%      0.38%      0.35%      0.35%
   Expenses before waivers and reimbursements ..       0.35%        0.35%      0.41%      0.39%      0.38%
   Net investment income (net of waivers
      and reimbursements) ......................       0.99%        1.96%      3.54%      4.54%      3.57%
   Net investment income (before waivers
      and reimbursements) ......................       0.99%        1.96%      3.51%      4.50%      3.54%
   Portfolio Turnover Rate(d) ..................        237%         179%       162%       107%        52%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(d) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. The prior year includes the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008, 2009 and 2010.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                    SHORT DURATION PORTFOLIO
                                                                     YEARS ENDED AUGUST 31,
                                                   ---------------------------------------------------------
                                                     2010         2009       2008          2007       2006
                                                   --------     --------   --------      --------   --------
NET ASSET VALUE,
Beginning of year ..............................   $   9.58     $   9.44   $   9.50      $   9.51   $   9.59
                                                   --------     --------   --------      --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ..............       0.19         0.27       0.37          0.41       0.37
      Net realized and unrealized gain (loss)
         on investment transactions ............       0.18         0.16      (0.01)         0.03      (0.07)
                                                   --------     --------   --------      --------   --------
    Total income from investment operations ....       0.37         0.43       0.36          0.44       0.30
                                                   --------     --------   --------      --------   --------
Less Distributions from:
      Investment income(b) .....................      (0.19)       (0.29)     (0.42)        (0.45)     (0.38)
      Capital ..................................       0.00(c)        --         --            --         --
                                                   --------     --------   --------      --------   --------
   Total Distributions .........................      (0.19)       (0.29)     (0.42)        (0.45)     (0.38)
                                                   --------     --------   --------      --------   --------
NET ASSET VALUE,
   End of year .................................   $   9.76     $   9.58   $   9.44      $   9.50   $   9.51
                                                   ========     ========   ========      ========   ========
   Total Return(d) .............................       3.86%        4.60%      3.83%         4.77%      3.25%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ...   $339,138     $386,244   $372,293      $431,246   $678,062
Ratios to average net assets:
   Expenses ....................................       0.35%        0.34%      0.39%(e)      0.32%      0.32%
   Net investment income .......................       1.91%        2.87%      3.88%(e)      4.31%      3.90%
   Portfolio Turnover Rate(f) ..................        280%         293%       241%          122%       126%

(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)  Amount is less than $0.005 per share.

(d) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(e) Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

(f) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. The prior year includes the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008, 2009 and 2010.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2010

NOTE 1. ORGANIZATION

Trust for Credit Unions (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, "the Portfolios" or individually a "Portfolio"). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. INVESTMENT VALUATION

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios' Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio's net assets as of August 31, 2010 is as follows:

                                    MONEY MARKET PORTFOLIO
                     ---------------------------------------------------
                                     LEVEL     LEVEL 2        LEVEL 3
                     TOTAL MARKET      1      SIGNIFICANT   SIGNIFICANT
                       VALUE AT     QUOTED    OBSERVABLE    UNOBSERVABLE
                       8/31/10       PRICE      INPUTS         INPUTS
                     ------------   ------   ------------   ------------
Total Investments*   $239,592,035     $--    $239,592,035       $--
                     ============     ===    ============       ===

                           ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                     ---------------------------------------------------
                                     LEVEL     LEVEL 2        LEVEL 3
                     TOTAL MARKET      1      SIGNIFICANT   SIGNIFICANT
                       VALUE AT     QUOTED    OBSERVABLE    UNOBSERVABLE
                       8/31/10       PRICE      INPUTS         INPUTS
                     ------------   ------   ------------   ------------
Total Investments*   $348,560,042     $--    $348,560,042       $--
                     ============     ===    ============       ===

                                    SHORT DURATION PORTFOLIO
                     ---------------------------------------------------
                                     LEVEL     LEVEL 2        LEVEL 3
                     TOTAL MARKET      1      SIGNIFICANT   SIGNIFICANT
                       VALUE AT     QUOTED    OBSERVABLE    UNOBSERVABLE
                       8/31/10       PRICE      INPUTS         INPUTS
                     ------------   ------   ------------   ------------
Total Investments*   $338,631,236     $--    $338,631,236       $--
                     ============     ===    ============       ===

*    Please refer to Schedule of Investments for security type breakout.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. FEDERAL TAXES

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2010 (CONTINUED)

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital. Refer to
Note 6 for details on distributions.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities' yield to purchase. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. EXPENSES

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust's investment adviser or administrator.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. WHEN-ISSUED SECURITIES

Consistent with National Credit Union Administration ("NCUA") rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios' records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. The Portfolios did not have when-issued transactions during the year ended August 31, 2010.

G. MORTGAGE DOLLAR ROLLS

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios did not enter into mortgage dollar rolls during the year ended August 31, 2010.

H. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2010 (CONTINUED)

NOTE 3. AGREEMENTS

A. ADVISORY AGREEMENT

Goldman Sachs Asset Management, L.P. ("GSAM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Advisory Agreement (the "Agreement") with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust's Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee ("advisory fee"), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                   CONTRACTUAL
PORTFOLIO              ASSET LEVEL                    RATE
--------------------   -------------------------   -----------
Money Market           up to $300 million             0.20%
                       in excess of $300 million      0.15
Ultra-Short Duration
   Government and      first $250 million             0.18
   Short Duration(1)   next $250 million              0.16
                       in excess of $500 million      0.14

----------
(1) Advisory fee rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2010, GSAM waived advisory fees amounting to $552,784.

B. ADMINISTRATION AGREEMENT

Callahan Credit Union Financial Services Limited Liability Limited Partnership ("CUFSLP") serves as the Portfolios' administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. ("CFS") serves as a general partner to CUFSLP, which includes 39 major credit unions that are limited partners. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and BNY Mellon are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                   BNY
                         CUFSLP   MELLON
PORTFOLIO                 FEE     FEE(1)
----------------------   ------   ------
Money Market              0.10%    0.02%
Ultra-Short
   Duration Government    0.05     0.02
Short Duration            0.05     0.02

----------
(1) In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.

Effective February 1, 2009, CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to annual percentage rates equal to 0.05% of the first $300 million, 0.04% of the next $700 million, 0.03% of the next $1 billion, and 0.02% over $2 billion of the Portfolio's average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. Prior to February 1, 2009, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. For the year ended August 31, 2010, CUFSLP waived administration fees amounting to $442,486.

C. OTHER AGREEMENTS

CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any custody expense reductions) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2010, no expenses were required to be reimbursed by CUFSLP under this agreement.

CFS serves as exclusive distributor of units of the Portfolios. For the year ended August 31, 2010, CFS had not received any compensation for this service.

BNY Mellon serves as transfer agent of the Portfolios and receives a fee ("transfer agent fee") from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2010 were as follows:

                                    ULTRA-SHORT
                                      DURATION       SHORT
                                     GOVERNMENT     DURATION
                                     PORTFOLIO     PORTFOLIO
                                   ------------   ------------
Purchases of U.S. Government
   and agency obligations ......   $687,049,861   $916,506,710
Purchases (excluding U.S.
   Government and agency
   obligations) ................      3,691,675      9,469,440
Sales or maturities of U.S.
   Government and agency
   obligations .................    680,472,361    952,203,443
Sales or maturities (excluding
   U.S. Government and
   agency obligations) .........      6,049,108     21,058,087

NOTE 5. OTHER MATTERS

Exemptive Order--Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2010 (CONTINUED)

NOTE 6. TAX INFORMATION

The tax character of distributions paid for the fiscal year ended August 31, 2010 was as follows:

                                         ULTRA-SHORT
                               MONEY      DURATION        SHORT
                               MARKET    GOVERNMENT     DURATION
                             PORTFOLIO    PORTFOLIO     PORTFOLIO
                             ---------   -----------   ----------
Distributions paid from:
Ordinary income ..........    $606,773    $4,562,052   $6,413,271
Long Term Capital Gains ..          --            --           --
Capital ..................          --            --       48,450
                              --------    ----------   ----------
Total taxable
   distributions .........    $606,773    $4,562,052   $6,461,721
                              ========    ==========   ==========

The tax character of distributions paid for the fiscal year ended August 2009 was as follows:

                                          ULTRA-SHORT
                                MONEY      DURATION        SHORT
                                MARKET     GOVERNMENT    DURATION
                              PORTFOLIO    PORTFOLIO     PORTFOLIO
                             ----------   -----------   -----------
Distributions paid from:
Ordinary income ..........   $6,155,512    $6,491,840   $11,170,554
Long Term Capital
   Gains .................       26,500            --            --
                             ----------    ----------   -----------
Total taxable
   distributions .........   $6,182,012    $6,491,840   $11,170,554
                             ==========    ==========   ===========

As of August 31, 2010, the components of accumulated earnings (losses) on a tax basis for the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

                                           ULTRA-SHORT
                                MONEY       DURATION        SHORT
                                MARKET     GOVERNMENT      DURATION
                              PORTFOLIO    PORTFOLIO      PORTFOLIO
                             ----------   ------------   ------------
Undistributed ordinary
   income--net ...........   $ 100,585    $         --   $         --
                             ---------    ------------   ------------
   Total undistributed
      earnings ...........   $ 100,585    $         --   $         --
Capital loss
   carryforward(1) .......     (76,490)    (41,486,130)   (18,134,232)
Timing differences
   (dividends payable and
   post October losses) ..    (55,373)        (302,336)      (382,727)
Unrealized gains--net ....         --        1,096,951      5,026,434
                             ---------    ------------   ------------
Total accumulated
   losses--net ...........   $ (31,278)   $(40,691,515)  $(13,490,525)
                             =========    ============   ============

----------
(1) The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

                    ULTRA-SHORT
         MONEY        DURATION        SHORT
         MARKET      GOVERNMENT     DURATION
       PORTFOLIO     PORTFOLIO      PORTFOLIO
       ---------   ------------   ------------
2012   $     --    $(17,328,413)  $         --
2013         --     (18,747,166)    (2,820,598)
2014         --      (3,307,602)    (6,143,309)
2015         --      (1,903,494)    (5,253,669)
2016         --        (199,455)            --
2017         --              --             --
2018    (76,490)             --     (3,916,656)

During the year ended August 31, 2010, the Ultra-Short Duration Government Portfolio utilized $270,464 of capital loss carryforwards.

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2010, the Portfolios' aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

                              ULTRA-SHORT
                               DURATION        SHORT
                              GOVERNMENT      DURATION
                               PORTFOLIO     PORTFOLIO
                             ------------   ------------
Tax Cost .................   $347,463,091   $333,604,802
                             ============   ============
Gross unrealized gain ....      1,484,753      6,421,781
Gross unrealized loss ....       (387,802)    (1,395,347)
                             ------------   ------------
Net unrealized gain ......   $  1,096,951   $  5,026,434
                             ============   ============

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios' capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios' accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, market discounts and market premiums.

                                         ACCUMULATED
                                         UNDISTRIBUTED   ACCUMULATED
                                              NET             NET
                              PAID-IN     INVESTMENT       REALIZED
PORTFOLIO                     CAPITAL       INCOME          LOSS
--------------------------   ---------   -------------   -----------
Money Market .............   $      --     $     --       $      --
Ultra-Short Duration
   Government ............    (114,953)     595,373        (480,420)
Short Duration ...........          --      735,792        (735,792)

NOTE 7. CREDIT AND CONCENTRATION RISK

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in the interest rates.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2010 (CONTINUED)

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

NOTE 8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there was the following subsequent event:

Ernst & Young LLP ("E&Y") was replaced as the independent registered public accounting firm to Trust for Credit Unions (the "Trust") effective upon completion of the services related to the audit for the Trust's fiscal year ended August 31, 2010. The Trust's Audit Committee participated in, and approved, the decision to change auditors. E&Y's reports on the Trust's financial statements for the fiscal years ended August 31, 2010 and August 31, 2009 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended August 31, 2010 and August 31, 2009 and through October 25, 2010, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On October 7, 2010, the Trust by action of its Board of Trustees upon the recommendation of the Trust's Audit Committee engaged Tait, Weller & Baker LLP as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending August 31, 2011. During the Trust's fiscal years ended August 31, 2010 and August 31, 2009 and through October 25, 2010, neither the Trust, its portfolios nor anyone on their behalf has consulted with Tait, Weller & Baker LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unitholders and Trustees of
Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, collectively, the "Portfolios") as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2007 were audited by other auditors whose report dated October 30, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio) at August 31, 2010, the results of their operations, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period ended August 31, 2010, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 26, 2010

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED)

TAX INFORMATION

For the year ended August 31, 2010, the Portfolios had no long-term capital gain distributions.

PORTFOLIO EXPENSES - SIX MONTH PERIOD ENDED AUGUST 31, 2010

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

                                                      ULTRA-SHORT DURATION GOVERNMENT
                       MONEY MARKET PORTFOLIO                    PORTFOLIO                  SHORT DURATION PORTFOLIO
                  --------------------------------   --------------------------------   --------------------------------
                                          EXPENSES                           EXPENSES                           EXPENSES
                                          PAID FOR                           PAID FOR                           PAID FOR
                  BEGINNING     ENDING       THE     BEGINNING     ENDING       THE     BEGINNING   ENDING         THE
                   ACCOUNT     ACCOUNT    6 MONTHS    ACCOUNT     ACCOUNT    6 MONTHS    ACCOUNT    ACCOUNT     6 MONTHS
                    VALUE       VALUE       ENDED      VALUE       VALUE       ENDED      VALUE      VALUE       ENDED
                    3/1/10     8/31/10    8/31/10*     3/1/10     8/31/10    8/31/10*     3/1/10    8/31/10     8/31/10*
                  ---------   ---------   --------   ---------   ---------   --------   ---------   ---------   --------
Actual            $1,000.00   $1,000.40     $1.01    $1,000.00   $1,004.50     $1.77    $1,000.00   $1,019.20     $1.78
Hypothetical 5%
   Return          1,000.00    1,024.20+     1.02     1,000.00    1,023.44+     1.79     1,000.00    1,023.44+     1.79

----------
* Expenses are calculated using each Portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.20%, 0.35% and 0.35% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+ Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

STATEMENT REGARDING BASIS FOR APPROVAL OF ADVISORY AGREEMENT

The Trustees oversee the management of Trust for Credit Unions (the "Trust"), and review the investment performance and expenses of the investment portfolios covered by this Report (the "Portfolios") at quarterly meetings held during the Portfolios' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") with Goldman Sachs Asset Management, L.P. (the "Investment Adviser") for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), on March 30, 2010 (the "Annual Contract Meeting").

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios' investment advisory fee arrangements; (b) the Portfolios' investment performance; (c) the quality of the Investment Adviser's services;
(d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser's financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser's credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios' expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser's services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser's investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser's services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios' investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios' investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios' fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios' management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio's expenses to a peer group and a category universe; and a five-year history of each Portfolio's expenses.

In addition, the Trustees reviewed information regarding the Investment Adviser's potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%). The Trustees further noted that the Portfolios' investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels.

The Trustees also considered the ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios. In addition, the Trustees reviewed the Investment Adviser's methodologies used to allocate its costs in determining profitability, a description of revenue and expense components in the Investment Adviser's profitability analysis, and schedules showing the Investment Adviser's revenues, expenses and pre-tax profits in managing the Portfolios.

After reviewing the information regarding the Investment Adviser's costs, profitability and economies of scale, and after considering the Investment Adviser's services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEES AND OFFICERS (UNAUDITED)(1)

                                                                                                  NUMBER OF
                                           TERM OF                                              PORTFOLIOS IN
                                          OFFICE AND                                                 FUND         OTHER
                                          LENGTH OF                                                COMPLEX    DIRECTORSHIPS
                         POSITION(S) HELD    TIME                PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
NAME, AGE AND ADDRESS(2)    WITH TRUST    SERVED(3)                DURING PAST 5 YEARS            TRUSTEE(4)    TRUSTEE(5)
------------------------ ---------------- ---------- ------------------------------------------ ------------- -------------
INDEPENDENT TRUSTEES:

James C. Barr                 Trustee                Since Licensed Realtor, Commonwealth of          3           None
Age: 74                                      1989    Virginia (2003-Present); Managing
                                                     Member, J.C.B. Enterprises, L.L.C. (March
                                                     1997-Present); Chief Executive Officer,
                                                     National Milk Producers Federation
                                                     (March 1985-March 1997).
Robert M. Coen                Trustee        Since   Professor Emeritus of Economics,                 3           None
Age: 71                                       1989   Northwestern University (September
                                                     2007-present); Professor of Economics,
                                                     Northwestern University (September 1975
                                                     to August 2007).
Rudolf J. Hanley            Chairman and     Since   President and Chief Executive Officer,           3           None
Age: 67                       Trustee         2003   SchoolsFirst Federal Credit Union
                                                     (September 1982-Present).
Stanley Hollen             Vice Chairman     Since   President and Chief Executive Officer, Co-       3           None
Age: 60                     and Trustee     December Op Financial Services (credit union-owned
                                              2007   electronic funds transfer network and
                                                     processor) (June 2005-Present); President
                                                     and Chief Executive Officer, Liberty
                                                     Enterprises (credit union-focused check
                                                     printing, payment systems, marketing and
                                                     technology solution provider) (September
                                                     2002 to June 2005).
Gary Oakland                  Trustee        Since   President and Chief Executive Officer,           3           None
Age: 57                                       1999   Boeing Employees Credit Union (July
                                                     1986-Present).
Eugene A. O'Rourke            Trustee        Since   Director, RSM McGladrey Consultants              3           None
Age: 65                                     December (accounting and consulting to credit
                                              2007   unions) (1974-Present), Executive
                                                     Managing Director (1980-2005); Director,
                                                     O'Rourke & Associates (executive search
                                                     and human resources consulting firm)
                                                     (2006-Present), Chief Executive Officer
                                                     (1980-2006).
Joe Peek                      Trustee        Since   Gatton Chair in International Banking and        3           None
Age: 61                                     December Financial Economics, University of
                                              2007   Kentucky (2000-Present), Member, Board
                                                     of Trustees, University of Kentucky (July
                                                     2010-Present); Joe Peek, Consulting
                                                     (2002-Present).
Wendell A. Sebastian          Trustee        Since   Executive Director, National Credit Union        3           None
Age: 66                                       1989   Foundation (June 2010-Present);
                                                     President and Chief Executive Officer,
                                                     GTE Federal Credit Union (January 1998-
                                                     December 2009).

(1) The Portfolios' Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-800-342-5828 or 1-800-237-5678.

(2) Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

(3) Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

(4) The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

(5) Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEE AND OFFICERS (UNAUDITED) (CONTINUED)

                                                   TERM OF
                                                 OFFICE AND
                                                  LENGTH OF
                                POSITION(S) HELD    TIME
NAME, AGE AND ADDRESS              WITH TRUST     SERVED(1)                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------           ---------------- ----------- -----------------------------------------------------------------------
OFFICERS OF THE TRUST:

Charles W. Filson, 65              President        Since    Director and President, Callahan Financial Services, Inc. ("CFS")
1001 Connecticut Ave., N.W.                         1998     (November 2001-Present); Treasurer, CFS (October 1987-Present).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 31         Vice President     Since    Vice President, CFS (June 2001-Present).
1001 Connecticut Ave., N.W.                         2008
Suite 1001
Washington, D.C. 20036

Jay E. Johnson, 42                 Treasurer        Since    Executive Vice President, CFS (December 2001-Present).
1001 Connecticut Ave., N.W.                         2008
Suite 1001
Washington, D.C. 20036

Mary Jo Reilly, 61                 Secretary        Since    Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).
Drinker Biddle & Reath LLP                          2008
One Logan Square,
Suite 2000
Philadelphia, PA 19103-6996


Colleen Cummings, 38               Assistant        Since    Vice President and Senior Director, Fund Accounting and Administration,
BNY Mellon Investment Servicing    Treasurer        2008     BNY (formerly PNC) (January 2008-Present); Vice President and
(US) Inc. ("BNY") (formerly PNC                              Director, PNC (2004-2007); Manager, PNC (1998-2004).
Global Investment Servicing
(U.S.) Inc. ("PNC"))
4400 Computer Drive
Westborough, MA 01581

Peter V. Bonanno(2), 43            Assistant     Secretary,  Managing Director, Goldman Sachs (December 2006-Present); Vice
32 Old Slip                        Secretary     2006-2008;  President and Associate General Counsel, Goldman Sachs (2002-
New York, NY 10005                                Assistant  Present); Vice President and Assistant General Counsel, Goldman
                                                 Secretary,  Sachs (1990-2002). Secretary - Goldman Sachs Mutual Fund Complex
                                                 since 2008  (registered investment companies).

David Lebisky, 38                  Assistant        Since    Vice President and Senior Director, Regulatory Administration, BNY
BNY                                Secretary        2008     (formerly PNC) (January 2007-Present); Vice President and Director,
760 Moore Road                                               PNC (2002-2007).
King of Prussia, PA 19406

(1) Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

(2) Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

                       THIS PAGE LEFT INTENTIONALLY BLANK

                       THIS PAGE LEFT INTENTIONALLY BLANK

                                      TRUST
                                FOR CreditUnions

TRUSTEES
Rudolf J. Hanley, CHAIRMAN
Stanley Hollen, VICE CHAIRMAN
James C. Barr
Robert M. Coen
Gary Oakland
Eugene A. O'Rourke
Joe Peek
Wendell A. Sebastian

OFFICERS
Charles W. Filson, PRESIDENT
Jonathan K. Jeffreys, VICE PRESIDENT
Jay E. Johnson, TREASURER
Mary Jo Reilly, SECRETARY
Salvatore Faia, JD, CPA, CHIEF COMPLIANCE OFFICER

ADMINISTRATOR
Callahan Credit Union Financial Services
   Limited Liability Limited Partnership

INVESTMENT ADVISER
Goldman Sachs Asset Management, L.P.,
   an affiliate of Goldman, Sachs & Co.

ADMINISTRATIVE & FUND ACCOUNTING AGENT/TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.

DISTRIBUTOR
Callahan Financial Services, Inc.

INDEPENDENT AUDITOR
Ernst & Young LLP

ITEM 2. CODE OF ETHICS.

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O'Rourke is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES FOR THE TRUST FOR CREDIT UNIONS:
TABLE 1 - ITEMS 4(A) - 4(D).

                       2010       2009       DESCRIPTION OF SERVICES RENDERED
                     --------   -------   --------------------------------------
Audit Fees            $92,400   $92,400   Financial statement audits
Audit-Related Fees    $     0   $     0   Other attest services
Tax Fees              $25,200   $25,200   Tax compliance services provided in
                                          connection with the preparation and
                                          review of the registrant's tax returns
All Other Fees        $     0   $     0

TABLE 2 -- ITEMS 4(B), (C) & (D). NON-AUDIT SERVICES TO THE TRUST FOR CREDIT UNIONS' SERVICE AFFILIATES* THAT WERE PRE-APPROVED BY THE TRUST FOR CREDIT UNIONS' AUDIT COMMITTEE PURSUANT TO RULE 2-01(C)(7)(II) OF REGULATION S-X.

                     2010   2009   DESCRIPTION OF SERVICES RENDERED
                     ----   ----   --------------------------------
Audit-Related Fees    $0     $0
Tax Fees              $0     $0
All Other Fees        $0     $0

----------
* These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE PORTFOLIOS OF THE TRUST FOR CREDIT UNIONS. The Audit and Non-Audit Services Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     DE MINIMIS WAIVER. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO TCU'S INVESTMENT ADVISER. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions' service affiliates listed in Table 2 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $25,200 for the fiscal year ended August 31, 2010 and $25,200 for the fiscal year ended August 31, 2009.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Trust for Credit Unions


By (Signature and Title)* /s/ Charles W. Filson
                          ----------------------------------------
                          Charles W. Filson, President
                          (principal executive officer)

Date 11/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Charles W. Filson
                          ----------------------------------------
                          Charles W. Filson, President
                          (principal executive officer)

Date 11/1/10


By (Signature and Title)* /s/ Jay Johnson
                          ----------------------------------------
                          Jay Johnson, Treasurer
                          (principal financial officer)

Date 11/1/10

* Print the name and title of each signing officer under his or her signature.